May 1, 2026

The Templeton Investment Plus Variable Annuity

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Templeton Investment Plus Variable Annuity (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Our obligations under the Contract are subject to our financial strength and claims-paying ability. The Contract is a complex investment and involves risks, including the fluctuation of contract values and possible loss of principal. The Contract is not a short term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Account: Nassau Life Variable Accumulation Account.

Account Value: The value of all assets held in the Account.

Contract: The deferred variable accumulation annuity contract for which this summary prospectus provides updated information.

Contract Owner (Owner, you, your): Usually the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the variable investment options of the Account and the value held in the GIA.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Nassau Life (our, us, we, company, or Company): Nassau Life Insurance Company.

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to the features of the Contract since the Updating Summary Prospectus dated May 1, 2025. This does not reflect all of the changes that may have occurred since you entered into your Contract.

Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS				LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from your contract, you may be assessed a surrender charge of up to 6% as a percentage of purchase payments withdrawn. A surrender charge applies until the purchase payment being withdrawn is six complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $6000 on the purchase payment being withdrawn. This loss will be greater if there are taxes or tax penalties.

Fee Table; Deductions and Charges
Are There Transaction Charges?	Yes. In addition to surrender charges, we reserve the right to impose an exchange fee of $10 with respect to any transfer of Contract Value you make in excess of two per Contract year. Currently, we are not imposing the exchange fee.			Fee Table; Deductions and Charges
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table; Deductions and Charges; Appendix A: Investment Options Available under the Contract

	Annual Fee	Minimum	Maximum
	1. Base contract	1.40%(1)	1.40%(1)
	2. Underlying fund fees and expenses	0.53%(2)	1.12%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	Not Applicable	Not Applicable
(1) Each charge is calculated as a percentage of average Account Value, plus an amount attributable to the Annual Administrative Charge.
(2) As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/25. Underlying fund fees can vary from year to year.

FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,772	$2,254
	Assumes:	Assumes:

●     Investment of $100,000

●     5% annual appreciation

●     Least expensive combination of contract classes and underlying fund fees and expenses

●     No sales charges

●     No additional purchase payments, transfers, or withdrawals

●     Investment of $100,000

●     5% annual appreciation

●     Most expensive combination of contract classes and underlying fund fees and expenses

●     No sales charges

●     No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Is This a Short Term Investment?

No.

●     This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

●     Amounts withdrawn from the contract may result in surrender charges, taxes, and tax penalties.

●     A purchase payment being withdrawn is subject to a surrender charge until six complete years have passed since the purchase payment was made.

●     Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

●     The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

RISKS		LOCATION IN PROSPECTUS
What are the Risks Associated with the Investment Options?

●     An investment in the contract is subject to the risk of poor investment performance, and can vary depending on the performance of the investment options available under the contract (e.g., portfolio companies).

●     Each investment option (including the GIA) will have its own unique risks, and you should review the available investment options before making an investment decision.

Principal Risks of Investing in the Contract; GIA; Appendix A: Investment Options Available Under The Contract
What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available by calling 1-800-541-0171.	Principal Risks of Investing in the Contract; Nassau Life And The Separate Account

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

●     Nassau Life reserves the right to remove or substitute variable investment options available under the contract.

●     Transfers to and from the GIA are subject to significant limitations.

●     We reserve the right to limit transfers if frequent or large transfers occur.

●     The availability of investment options may vary depending on the broker-dealer through which your contract was purchased.

Nassau Life And The Separate Account; GIA; Market Timing And Other Disruptive Trading; Appendix B: Financial Intermediary Variations.

Are There Any Restrictions on Contract Benefits?

Yes.

●     Withdrawals will reduce the death benefit value, perhaps significantly.

●     Except as otherwise provided, benefits may not be modified or terminated by us.

●     The availability of contract benefits may vary depending on the broker-dealer through which your contract was purchased.

Benefits available under the Contract; Payment Upon Death Before Maturity Date; Appendix B: Financial Intermediary Variations

TAXES		LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

●     You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

●     If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

●     Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

Federal Income Taxes

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Sales of Variable Accumulation Contracts

Should I Exchange My Contract?	As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.	Sales of Variable Accumulation Contracts

APPENDIX A – Investment Options Available Under the Contract

Variable Options

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

The availability of variable investment options may vary depending on the broker-dealer through which your contract was purchased. See Appendix B: Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Provides current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II (Service Shares)[2] - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.63%	3.73%	2.80%	1.73%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund (Class 1)[1,2] - Templeton Asset Management Ltd.	1.12%	46.64%	5.73%	10.68%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 1)[2] - Templeton Investment Counsel, LLC	0.83%	29.51%	8.52%	6.01%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund (Class 1)[2] - Franklin Advisers, Inc.	0.50%	16.09%	-0.69%	0.11%
Seeks long-term capital growth.	Templeton Growth VIP Fund (Class 1)[2] - Templeton Global Advisors Limited	0.87%	24.16%	8.23%	7.31%

[1]	Formerly known as Templeton Developing Markets VIP Fund (Class 1)
[2]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

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Fixed Options

The following is a list of fixed options currently available under the contract. Except as otherwise provided under the contract, we may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See “GIA” in the prospectus for more information about the available fixed option.

The availability of a fixed option may vary depending on the broker-dealer through which your contract was purchased. See Appendix B: Financial Intermediary Variations in the prospectus for more information.

Name	Minimum Guaranteed Interest Rate
Guaranteed Interest Account	4%

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The Prospectus and Statement of Additional Information, each dated May 1, 2026, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://nassau.onlineprospectus.net/Nassau/Products/index.html.

EDGAR Contract Identifier Number: C000070726